EXHIBIT 10.9 Forbearance Agreement ~ East Group Properties, L.P. effective July 1, 2002

                              FORBEARANCE AGREEMENT
                              ---------------------

     THIS FORBEARANCE AGREEMENT (this "Agreement") is entered into on the __ day
                                       ---------
of January, 2003 (the "Agreement Date"), and is effective as of July 1, 2002
                       --------------
(the "Effective Date"), by and between BREKEL GROUP, INC., a Delaware
      --------------
corporation (the "Lessee") and EASTGROUP PROPERTIES, L.P., a Delaware limited
                  ------
partnership (the "Lessor").
                  ------
                                    RECITALS
                                    --------
     WHEREAS, Lessee and Lessor are parties to that certain Lease Agreement dated as of December 31, 2000, as amended by that certain (a) Addendum Regarding Additional Security dated as of January 5, 2002, and (b) Addendum to Lease executed on June 30, 2001 (and as further amended, restated, supplemented or otherwise modified from time to time, the "Lease"); and
                                           -----

     WHEREAS, Lessee has defaulted in its obligation to pay rent and other charges to Lessor under the Lease (the "Defaults"); and
                                        --------

     WHEREAS, Lessee has requested that (a) Lessor forbear from the exercise of its rights and remedies as provided in the Lease and under applicable laws, (b) Lessor accept a promissory note (as such note may be amended, replaced, restated, supplemented or otherwise modified pursuant to the terms thereof, the "Note") in substantially the form attached hereto as "EXHIBIT A" representing
 ----                                                 ---------
Lessee's payment obligations to Lessor under the Lease during Forbearance Period (as defined below), and (c) terminate the Lease on July 1, 2004, and Lessor has agreed to do so, upon the terms and conditions herein without waiving, curing or ceasing the continuance of any Event of Default (as described in the Lease).

     NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that capitalized terms used herein but not defined herein shall have the meaning ascribed to such terms in the Lease, and further agree as follows:

A.     FORBEARANCE.
       -----------

          1. Lessor agrees to forbear from the exercise of its rights and remedies under the Lease and under applicable law arising from the Defaults from the Effective Date until July 1, 2004 (the "Forbearance Period"). During the
                                            ------------------
Forbearance Period, and provided that no Forbearance Default (as defined below) occurs and all other terms of this Agreement are satisfied, Lessor agrees that it will not accelerate the obligations owed for the term of the Lease or the Existing Obligations (as defined below) owed to Lessor and declare all such obligations immediately due and payable under the Lease as a result of the Defaults; and

          2. For so long as Lessee complies with the payment and performance obligations under this Agreement, during the Forbearance Period the Lease shall be deemed modified as follows:

               (a) The space occupied by Lessee shall be deemed to be 10,000 square feet of the original Leased Premises;

               (b) From the Effective Date until the first anniversary thereof, Lessee's monthly payments due to Lessor shall consist of the monthly amounts set forth in "EXHIBIT B" hereto; and
          ---------

               (c) After the first anniversary of the Effective Date, the monthly payment amounts set forth in EXHIBIT B shall be recalculated (based upon the amounts set forth in Exhibit B) as originally provided in the Lease.

          3.   During the Forbearance Period, Lessor may, at its sole option,
(a) require that Lessee consolidate its operations into a space that Lessor shall designate within the Leased Premises, requiring that Lessee enter into an amendment to the Lease for such substitute space, or (b) require that Lessee vacate the Leased Premises upon sixty (60) days' notice to Lessee upon the re-leasing of the Leased Premises to a replacement tenant; provided, however, that during


                                                            Exhibit 10.9- Page 1
such sixty (60) day notice period, Lessee shall permit Lessor and Lessor's agents and contractors to enter into the Leased Premises for the purposes of conducting inspections or construction of the Leased Premises to the specifications of such replacement tenant. Such relocation or termination shall not affect the liabilities of Lessee except as set forth otherwise herein or in the Note.

          4. Lessor's forbearance provided for herein shall automatically terminate and cease to be of force and effect, upon or after the occurrence of the failure of Lessee to comply with any of the conditions described in this Agreement (including defaults under the Lease after the date hereof, other than with respect to payment of rent) or in the Note, including, without limitation, at any time, default in any payment of the amounts set forth in Section 2(b) or 2(c) above (individually and collectively, referred to hereinafter as the "Forbearance Defaults"), and thereafter, Lessor may exercise all rights and
 --------------------
remedies under the Lease and applicable law, including, without limitation, the right to immediately accelerate the obligations thereunder and declare all amounts owed by Lessee to Lessor under the Lease and the Note immediately due and payable.

          5. Lessor's forbearance is subject to compliance by Lessee with all other terms and provisions of the Lease, which terms shall continue to apply throughout the Forbearance Period, and the failure to comply with any such terms and provisions (other than those identified as a Default on the date hereof) shall also be deemed to be a Forbearance Default.

          6. For so long as (a) the Leased Premises (or any part thereof) are not (i) the subject of leasing negotiations between Lessor and a prospective replacement tenant, or (ii) the subject of an executed lease agreement with a replacement tenant, and (b) Lessee is not in default hereunder or under the Note, Lessee shall have the option of re-leasing additional space within the Leased Premises under the original terms of the Lease; provided, however, that
                                                       --------  -------
(x) such additional space must be contiguous with the space then occupied by Lessee within the Leased Premises, and (y) the re-leasing of such additional space does not render the remainder of the Leased Premises unmarketable to other prospective tenants; and provided, further, that at the time of any request to
                         --------  -------
lease such additional space, Lessee shall provide Lessor with all financial statements and other information that Lessor shall request at such time to evidence Lessee's financial condition, and such financial statements and other information shall be satisfactory in Lessor's sole discretion to evidence that Lessee's financial condition meets Lessor's criteria for the leasing of such additional space. If Lessor and Lessee agree to the re-leasing of such additional space, any rental payments received by Lessor in respect thereof shall reduce the corresponding amounts set forth on "Exhibit B" hereto.

B.     CONDITIONS PRECEDENT.   This Agreement shall only be effective when (a)
       --------------------
Lessee shall have executed and delivered this Agreement to Lessor, and (b) Lessee shall have executed and delivered the Note to Lessor.

C.     MISCELLANEOUS.
       -------------

          1. Lessee agrees that the forbearance outlined herein is not and shall not be deemed to constitute an undertaking by Lessor to forbear or refrain at any time from exercising any and all rights and remedies available to it under the Lease or under applicable law (which rights and remedies are expressly reserved) upon the occurrence of any Forbearance Default. Additionally, except to the extent of Lessor's forbearance expressly set forth herein, Lessor requires strict compliance with the Lease; provided, however, that Lessor shall not be required to issue any notices otherwise required by the Lease with respect to the Defaults during the term of this Agreement. It is expressly understood and agreed that this Agreement shall not constitute a mutual disregard of the terms and provisions of the Lease or constitute a course of dealing at variance with the Lease. Any extension of the Forbearance Period shall be at the sole discretion of Lessor.

          2. Lessee further agrees that: (a) the Defaults have occurred and are continuing, and shall not be deemed to have been waived, cured or eliminated, in whole or in part, and Lessor expressly reserves all rights with respect to the Defaults, subject only to this Agreement; and (b) the terms, representations and warranties in the Lease are reaffirmed, including, without limitation, unpaid rent and other charges under the Lease, which as of the date hereof are as set


                                                            Exhibit 10.9- Page 2
forth on "EXHIBIT C" hereto (the "Existing Obligations"). Lessee expressly
          ---------               --------------------
acknowledges that the amounts set forth on Exhibit C as "Tenant Improvements" and "Leasing Commission" represent Lessor's best estimate of such charges, but are subject to adjustment based on actual charges for such Tenant Improvements and Leasing Commissions incurred by Lessor in respect of the Leased Premises.

          3. As further consideration to induce Lessor to enter into this Agreement, Lessee represents and warrants that there are no claims, causes of action, suits, debts, obligations, liabilities, demands of any kind, character or nature whatsoever, fixed or contingent, which Lessee may have, or claim to have, against Lessor, and Lessee hereby releases, acquits and forever discharges Lessor and its respective agents, employees, officers, directors, servants, representatives, attorneys, affiliates, successors and assigns (collectively, the "Released Parties") from any and all liabilities, claims, suits, debts,
     ----------------
causes of action and the like of any kind, character or nature whatsoever, known or unknown, fixed or contingent that Lessee may have, or claim to have, against each of the such Released Parties at any time prior to the Agreement Date.

          4. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF FLORIDA WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. EXCLUSIVE VENUE FOR ANY ACTION FILED UNDER THIS AGREEMENT SHALL BE IN THE APPROPRIATE COURT IN ORANGE COUNTY, FLORIDA.

          5. This Agreement, taken together with the Lease and the Note embodies the entire agreement and understanding among the parties hereto. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in multiple counterparts, each of which when so executed and delivered (whether by facsimile or otherwise) shall be deemed an original, but all such counterparts together shall constitute one and the same instrument. Time is of the essence for performing all matters set forth in this Agreement.

          6. Except as otherwise specified herein, no amendment or waiver of any provision of this Agreement, nor any consent to any departure by any party from the terms hereof, shall be effective unless it shall be in writing and signed by the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          7. Lessee shall be solely liable for, and shall pay immediately upon demand, all documentary stamp taxes and/or intangible taxes which are due in connection with this Agreement and/or the Note.

          8. Lessee understands and agrees that Lessor shall be entitled to collect, in any action filed to enforce, or cause the interpretation of, the terms of this Agreement, all attorneys' fees and cost incurred by Lessor at or before the trial level and in any bankruptcy or appellate proceedings.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


                                                            Exhibit 10.9- Page 3

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized signatories as of the Agreement date first written above.

Signed, sealed and delivered               LESSOR
in the presence of:

                                           EASTGROUP PROPERTIES L.P., a
                                           Delaware limited partnership


_____________________________              By: _____________________________
Print Name:__________________              Name:____________________________
_____________________________              Title:___________________________
Print Name:__________________


                                           LESSEE

                                           BREKEL GROUP, INC., a Delaware
                                            corporation


_____________________________              By: _____________________________
Print Name:__________________              Name:____________________________
_____________________________              Title:___________________________
Print Name:__________________


                                                            Exhibit 10.9- Page 4

                                    EXHIBIT A
                                    ---------
                             FORM OF PROMISSORY NOTE
                             -----------------------



                                                            Exhibit 10.9- Page 5

                                PROMISSORY NOTE
                                ---------------

$980,545.00                                                     January __, 2003

     For value received the undersigned ("Lessee") promises to pay to the order
                                          ------
of EASTGROUP PROPERTIES, L.P., a Delaware limited partnership ("Lessor"), at its
                                                                ------
principal office at 7003 Presidents Drive, Suite 800, Orlando, Florida 32809, the principal sum of NINE HUNDRED EIGHTY THOUSAND, FIVE HUNDRED FORTY-FIVE DOLLARS ($980,545.00), together with interest thereon at a simple interest rate equal to six percent (6%) per annum.

     Reference is hereby made to that certain (a) Lease Agreement dated as of December 31, 2000, by and between Lessee and Lessor, as amended by that certain
(i) Addendum Regarding Additional Security dated as of January 5, 2002, and (ii) Addendum to Lease executed on June 30, 2001 (as further amended, restated, supplemented or otherwise modified from time to time, the "Lease"), and (b)
                                                           -----
Forbearance Agreement of even date herewith, by and between Lessee and Lessor to which this Note relates (as amended, restated, supplemented or otherwise modified from time to time, the "Forbearance Agreement").
                                 ---------------------

     Lessee shall pay principal and interest payments to Lessor as follows:

     (a)  Monthly Payments. Subject to adjustment as provided in clauses (b),
          ----------------
          (c), (e) and (f) below, commencing on July 1, 2004 and continuing on the first (1st) day of each month thereafter through and including June 1, 2010, Borrower shall pay to Lender payments consisting of principal and interest equal to seventy-two (72) monthly installments of $16,250.47 per month, with a final installment payment as set forth in clause (d) below;

     (b)  Adjustment on July 1, 2003. Provided the Forbearance Agreement is in
          --------------------------
          effect on such date, on July 1, 2003, Lessor shall calculate all payments of rent and other charges Lessor has received from Lessee from July 1, 2002 through and including June 30, 2003 (the "2003
                                                                      ----
          Payments"), and the principal balance owing hereunder shall be reduced
          --------
          by an amount equal to the 2003 Payments. On such date, Lessee shall execute a replacement note (the "2003 Note") in favor of Lessor in an
                                           ---------
          amount equal to the sum of (i) $1,939,710.00, minus, (ii) the 2003 Payments, minus (iii) any Reduction Amount pursuant to clause (e) below, (iv) (X) plus, to the extent positive, or (Y) minus, to the extent negative, the Estimated Amount pursuant to clause (f) below. All payments of principal and interest owing by Lessee to Lessor pursuant to the 2003 Note shall be re-amortized over seventy-two (72) months, with the first payment beginning on July 1, 2004;

     (c)  Adjustment on July 1, 2004. Provided the Forbearance Agreement is in
          --------------------------
          effect on such date, on July 1, 2004, Lessor shall calculate all payments of rent and other charges Lessor has received from Lessee from July 1, 2003 through and including June 30, 2004 (the "2004
                                                                      ----
          Payments"), and the principal balance owing pursuant to the 2003 Note
          --------
          shall be reduced by an amount equal to the 2004 Payments. On such date, Lessee shall execute a replacement note (the "2004 Note") in
                                                              ---------
          favor of Lessor in an amount equal to the sum of (i) the 2003 Note, minus, (ii) the 2004 Payments, minus (iii) any Reduction Amount pursuant to clause (e) below, (iv) (X) plus, to the extent positive, or (Y) minus, to the extent negative, the Estimated Amount pursuant to clause (f) below. All payments of


                                                            Exhibit 10.9- Page 6
          principal and interest owing by Lessee to Lessor pursuant to the 2004 Note shall be re-amortized over seventy-two (72) months, with the first payment beginning on July 1, 2004;

     (d)  Maturity Date. Unless the indebtedness evidenced by this Note is
          -------------
          accelerated as provided herein, on June 1, 2010, (herein referred to as the "Maturity Date"), all unpaid principal and interest, together
                  -------------
          with any other sums due hereunder shall be due and payable by Lessee to Lessor; and

     (e)  Reduction Amount. Any rental payments and other charges in respect of
          ----------------
          the Lease actually received by Lessor prior to July 1, 2004 from sources other than Lessee, including, without limitation, any replacement tenant for all or part of the Leased Premises (as defined in the Lease) (the "Third Party Payments"), shall be credited to
                              --------------------
          Lessee as a reduction of principal owing hereunder, under the 2003 Note, or under the 2004 Note, as applicable, in an amount equal to the sum of (X) the aggregate amount of such Third Party Payments received during the applicable period, multiplied by (Y) seventy-five percent (75%) (the "Reduction Amount").
                      ----------------

     (f)  Estimated Amount. To the extent that Lessor's expenses in respect of
          ----------------
          either "Tenant Improvements" or "Leasing Commissions" (as set forth on Exhibit C to the Forbearance Agreement) are greater than or less than the amounts estimated by Lessor on Exhibit C to the Forbearance Agreement, such amount of Tenant Improvements or Leasing Commissions shall be, during the applicable period for which such charges were actually incurred by Lessor, as applicable, added to, or subtracted from, the principal payable by Lessee hereunder.

          The maker liable for the payment of any sum or sums due or to become due under the terms of this Note waives the right of exemption under the laws of the State of Florida and waives presentment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note, and consents that the owner hereof shall have the right, without notice, to deal in any way at any time with any party hereto, or to grant any extension or extensions of time for payment of any said indebtedness or any other indulgences or forbearances whatsoever, or may release any of the security for this Note or guarantors of this Note without in any way affecting the liability of any other party for the payment of this Note.

          The maker further agrees to pay all costs of collection, including reasonable attorneys' fees and costs incurred at or before the trial level and in any appellate or bankruptcy proceedings.

          The principal, or any installment of principal, unless paid when due shall bear interest after maturity at the maximum rate permitted by the laws of the State of Florida.

          The Lender may, at its option, collect a late charge not to exceed five percent (5%) of any payment not timely paid, to reimburse Lender for expenses of servicing the delinquent payment.

          THIS NOTE IS TO BE CONSTRUED AND ENFORCED ACCORDING TO THE LAWS OF THE STATE OF FLORIDA WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. EXCLUSIVE VENUE FOR ANY ACTION FILED UNDER THIS NOTE SHALL BE IN THE APPROPRIATE COURT IN ORANGE COUNTY, FLORIDA.


                                                            Exhibit 10.9- Page 7

          Time is of the essence of this Note. Notwithstanding anything contained herein to the contrary, upon default in payment of the principal and/or interest due hereunder, under any other notes issued by the Lessee in favor of the Lessor, or upon any payment or performance default under the Forbearance Agreement or performance default under the Lease, all obligations of Lessee to Lessor hereunder, and under the Lease, may be accelerated and all amounts owed by Lessee to Lessor may, at the option of Lessor, be declared immediately due and payable.

          It is understood and agreed that the fact that this Note and the 2003 Note, do not reflect all of the obligations of Lessee as described in the estimated figures set forth in Exhibit "C" to the Forbearance Agreement, and shall not serve to act as a waiver of the right of Lessor to collect same from Lessee. Any right on the part of Lessor to accelerate the obligations described in the Note shall also give rise on the part of Lessor to accelerate the remainder of the obligations set forth in said Exhibit "C" as soon as such amounts are determinable.

Lessee's Address:                    Lessee:

                                     BREKEL GROUP, INC., a Delaware corporation
300 Sunport Lane
Orlando, Florida 32809               By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------


                                                            Exhibit 10.9- Page 8

                                    EXHIBIT B
                                    ---------
               LESSEE'S MONTHLY PAYMENTS DURING FORBEARANCE PERIOD
               ---------------------------------------------------


Rent ($8.50/SF)                       $  8,500.00 (plus applicable sales tax)
Common Area Maintenance               $  1,133.33 (plus applicable sales tax)
Tenant Improvement Amortization       $  3,303.77 (plus applicable sales tax)
                                      ---------------------------------------

Total                                 $ 12,937.10 (plus applicable sales tax)
                                      ---------------------------------------


                                                            Exhibit 10.9- Page 9

                                    EXHIBIT C
                                    ---------
                              EXISTING OBLIGATIONS
                              --------------------



Rent balance due as of June 30, 2002                     $     (1,326.00)
Rent thru July 01, 2004 (includes CAM and sales tax)     $  1,135,546.00
Tenant Improvements
    Current obligation                                   $    414,098.00
    Future retrofit @ $5/SF (estimate)                   $    301,070.00
Leasing Commission (estimate)                            $     90,321.00
                                                         ----------------
Total                                                    $  1,939,710.00
                                                         ----------------


                                                           Exhibit 10.9- Page 10